Exhibit 99.2
2011 Investor Day Tuesday, April 5th

Agenda 9:30 Video & Welcome - Mike Logistics for the day - Eric 9:45 Opening Remarks - Jonathan 10:15 - 12:45 Panel Presentations and Q&A 12:45 Lunch 1:30 Q&A 2:30 Concluding Remarks - Eric 2:45 - 3:30 Optional DC Tour

2011 Investor Day Mike Jeffries - Chairman & Chief Executive Officer

Agenda 9:30 Video & Welcome - Mike Logistics for the day - Eric 9:45 Opening Remarks - Jonathan 10:15 - 12:45 Panel Presentations and Q&A 12:45 Lunch 1:30 Q&A 2:30 Concluding Remarks - Eric 2:45 - 3:30 Optional DC Tour

SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 A&F cautions that any forward-looking statements (as such term is defined in the Private Securities Litigation Reform Act of 1995) contained in this presentation or made by management of A&F involve risks and uncertainties and are subject to change based on various factors, many of which may be beyond the Company's control. Words such as "estimate," "project," "plan," "believe," "expect," "anticipate," "intend," and similar expressions may identify forward-looking statements. Except as may be required by applicable law, we assume no obligation to publicly update or revise our forward-looking statements. The factors included in the disclosure under the heading "FORWARD-LOOKING STATEMENTS AND RISK FACTORS" in "ITEM 1A. RISK FACTORS" of A&F's Annual Report on Form 10-K for the fiscal year ended January 29, 2011, in some cases have affected and in the future could affect the Company's financial performance and could cause actual results for the 2011 fiscal year and beyond to differ materially from those expressed or implied in any of the forward-looking statements included in this presentation or otherwise made by management.

2011 Investor Day Jonathan Ramsden - EVP & CFO

Global Sales Composition - 2010

Growth Drivers A&F International Flagships Hollister Europe Direct to Consumer US Store Productivity Other

Existing International Flagships

Existing and 2011 Confirmed International Flagships

Existing and 2011 Confirmed International Flagships $450 Million

International A&F Flagships - Future

2012 Flagships - Hamburg - Alte Post Building

2012 Flagships - Hong Kong - The Pedder Building

International A&F Flagships - Future $1.25 Billion

29 Stores 4 Countries Hollister Europe - Existing

Hollister Europe - Future ~185 Stores 15 Countries Represents country Turke y

Hollister Europe - Future ~185 Stores 15 Countries Represents country Turke y $1.5 Billion

Direct To Consumer

Direct To Consumer $1 Billion

US Store Productivity Revised objective: 90% or greater of 2007 by 2012

Additional Growth Drivers Hollister Asia Southern Hemisphere Gilly Hicks

Hollister Asia

Southern Hemisphere

Gilly Hicks

2015 Sales Potential $7.5 Billion +

Store 4-Wall Margins - 2010 International Stores ~35% US Stores ~20%

2011 Investor Day Tuesday, April 5th

2012 Objective $4.75 EPS

2011 Investor Day Tuesday, April 5th

2011 Investor Day Tuesday, April 5th

Product: From Concept to Store

Product: From Concept to Store Meredith Laginess - Group Vice President, Conceptual Design Gillian Galner - Vice President, Merchandising Andrew Navarro - Senior Vice President, Merchandise Planning

Conceptual Design What is concept design? Conducting trend research Determining what is right for our customer: young, casual, sexy Focusing on Big Ideas

Merchandising Deliver the right product, at the right time, at the right cost Right product Details & QUALITY Interaction with all areas

Merchandise Planning Store Groups: Non- Promo & Promo A Planner's Role: Maximize Opportunity & Minimize Risk Teamwork

Managing Our Stores

Managing Our Stores Amy Zehrer - Senior Vice President, Stores Larry Honig - Senior Vice President, Store Operations Deon Riley - Group Vice President, Stores Human Resources

Stores Store Operations Represent the Brand Store experience - consistent worldwide Happy people, friendly and fun atmosphere Career opportunities and challenges Capture Efficiencies "Standard / Process / Audit" as a worldwide approach Link among scheduling, forecasting hours New-store operational plans and worldwide challenges

Managing Our Stores

1. Standard 2. Process 3. Audit

Managing Our Stores

* Numbers are not actual *

Managing Our Stores

Managing Our Stores

Managing Our Stores

Managing Our Stores

Managing Our Stores

Managing Our Stores

Stores Store Operations Represent the Brand Store experience - consistent worldwide Happy people, friendly and fun atmosphere Career opportunities and challenges Capture Efficiencies "Standard / Process / Audit" as a worldwide approach Link among scheduling, forecasting hours New-store operational plans and worldwide challenges

Long-Term Planning & Real Estate

Long-Term Planning & Real Estate David Leino - Senior Vice President, Global Real Estate Kris Anderson - Vice President, Global Real Estate - Finance Jason Lessard - Senior Manager, Real Estate

A&F brand Demographics Flagship / Hollister opportunities Brand appropriate locations Volume potential International Steering Committee Country-entry cost and timing Country-specific operation model Test locations Broker / Landlord relationships Identify specific market volume Specific store design and construction issues 24 to 36 months International Expansion - New Market Entry

A&F Cares: Corporate Citizenship

A&F Cares: Corporate Citizenship Shane Berry - Vice President, Brand Protection & Sustainability Todd Corley - Senior Vice President, Diversity & Inclusion Ronald A. Robins (Rocky) - Senior Vice President, General Counsel & Secretary

"It's possible there are some companies in America who are indifferent to their public image but, if that is the case, we are not one of them...We have a long- standing history of doing good things...In short, we care." Mike Jeffries Chairman and CEO Abercrombie & Fitch CR Magazine - Fall 2010

A&F Cares: Corporate Citizenship Diversity, sustainability & philanthropy Launched November 2009 Backdrop for CSR reporting Established & emerging programs Stakeholder engagement Nationwide Children's Hospital James Cancer Hospital

Sustainability Human & environmental initiatives Manufacturing partner accountability Consumption and emission reduction Transparency & engagement Continuous improvement

Diversity & Inclusion Our diversity strategy is firmly rooted in six areas: Measurement & Accountability Leadership Commitment Education & Awareness Employee Engagement Policy Integration Communication Our initiative reinforces the corporate culture and yields benefits for the organization: Collaborative spirit Value for individual differences Cultural dexterity

Diversity & Inclusion Our results/actions signal steady progress: The U.S. in-store population is now 54% non-white The racial/ethnic diversity among in-store models has quadrupled The gender mix at/above Vice-President is more than 40% female Our HRC (GLBT) corporate equality score remains at 100% Sponsor of the European Diversity Awards (London 2011)

Corporate Governance We've been engaging We've been listening Our work isn't done

Corporate Governance 2009 Majority Voting Stock ownership guidelines for executive officers and directors Director resignation policies Corporate Social Responsibility Committee 2010 Lead Independent Director Participation in Carbon Disclosure Project 2011 Eliminated 280G gross-up De-stagger proposal 4 / 9 new directors - 2010 / 2011

Corporate Governance 2009 Majority Voting Stock ownership guidelines for executive officers and directors Director resignation policies Corporate Social Responsibility Committee 2010 Lead Independent Director Participation in Carbon Disclosure Project 2011 Eliminated 280G gross-up De-stagger proposal 4 / 9 new directors - 2010 / 2011 Reincorporation

Sourcing & Global Procurement

Sourcing & Global Procurement Justin Flowers - Senior Director, Sourcing Strategy Brian Ferguson - Group Vice President, Global Procurement

Sourcing 2010 Hindsight Sourcing landscape 2011 and Beyond

2010 Snapshot 32 Vendors accounted for 70% of our FOB spend 9 have been with us < 5 years 14 have been with us for 5 - 10 years 9 have been with us for 10+ years

2010 Snapshot * Not in volume order ** Strategically source regionally within China The following countries account for the origin of 80% of our total apparel sourced: Country* Cambodia Central / Northern China ** Southern China ** India Indonesia Vietnam

Sourcing landscape Raw materials, freight, energy and labor are on the rise! Significant demand from China & other emerging economies, creating supply and demand pressure We have strong vendors who are committed to partner with us for long-term growth "Best at" category focus Our key partners have the financial strength to invest in the manufacturing business

2011 and Beyond Quality remains the #1 priority!!!

2011 and Beyond "One thing we will continue to do is to take a long term approach. Among other things, that means that we will not sacrifice quality to achieve cost reductions." Mike Jeffries Q4 Earnings Call

2011 and Beyond Quality remains the #1 priority!!! "Organic growth" of our strong sourcing base with strategic, long-term business objectives Focus on mastering "best practices" in product development, gaining flexibility and production efficiency

Global Expense Management and Strategy Robust role for Global Procurement in operating expense management Must approve all expenditures above $500,000 Consolidate and leverage spend Manage Corporate Opex savings goals Contract negotiation and management

Global Procurement - Capital Projects Construction Support Processes Estimating and Bidding Sourcing and Supply Chain Budget Management and Audit Capital Expenditure Approval Real Estate Support Processes New Country Entry Financial Analysis Emerging Market Research Flagship Store New Deal Process Chain Store New Deal Process

Global Procurement Facts Hollister chain stores - 33% capex reduction over past 2 years A&F Flagship stores - significant capex reduction Gilly Hicks chain stores - target 50% capex reduction Energy, Sustainability, and Technology - initiatives are underway to reduce cost Competitive Bidding - drives down capex on all store formats

On the Horizon Continue to provide the resources, capacity, and support for the global expansion of our brands. Improve quality and reduce cost!! Build, manage, and refine the processes and infrastructure necessary for expansion in Europe, Asia, and beyond!!

Supply Chain & DC Update

Managing the Supply Chain & DC John Singleton - Senior Vice President, Supply Chain Larry Grischow - Vice President, Supply Chain

Supply Chain Strategy Evolution of Supply Chain Pipeline Consolidate US Distribution Centers International Distribution Network DECREASE COMPLEXITY THROUGH AUTOMATION AND EXCEPTION MANAGEMENT

Evolution of Supply Chain Pipeline PO Integrity

Evolution of Supply Chain Pipeline PO Integrity Global Visibility

Evolution of Supply Chain Pipeline PO Integrity Global Visibility Reliable Ocean and Air Programs

Evolution of Supply Chain Pipeline PO Integrity Global Visibility Reliable Ocean and Air Programs Smart Packing and Loading

Evolution of Supply Chain Pipeline PO Integrity Global Visibility Reliable Ocean and Air Programs Smart Packing and Loading Leverage Data Across SC Platforms

Consolidate US Distribution Centers Central US DC Model Automation and Evolved SC enables US DC Consolidation Packs, Smart Container Loads, Advanced Ship Notices Material Handling Investment Productivity Improvements/Operating Expense Save Sale Opportunity Evolution Continues - US Foreign Trade Zone

International Distribution Network: Europe

International Distribution Network: Asia

Connecting With Our Customer

Connecting With Our Customer Billy May - Vice President, Interactive and Cross Channel Marketing and DTC

61 Current Customer Touch Points 61 INTERACTIVE MARKETING MOBILE SOCIAL IN-STORE DIRECT-TO- CONSUMER CROSS- CHANNEL Scope of Responsibility RELATIONSHIP MARKETING CUSTOMER DRIVEN TECH

62 Changes in Customer Behavior 62 Savvier, with access to more information Shopping and engaging brands via multiple touch points, channels, devices Exerting more control over brand messages via User Generated Content (UGC) Not motivated by any single touch-point Value aware, high "BS" radar Source: Forrester Research; BigStats; NYTimes Digital Bit; eMarketer; Google Traditional (and non-traditional) marketing is less influential on the purchase funnel

63 A&F Co. 2010 63 Websites 4 brands, 24 sites 100M visitors $350M in 2010 2x+ larger AOV Facebook 8M+ fans across all brands 1/3 active on a weekly basis 50% international Email 3M+ email opt-ins Brand, promotional, expansion Expanding innovation = personalization, mobile, social integration

64 Build technology platform Create global standard and accelerate capabilities 64 Connecting With Our Customer Vision Strategic initiatives Build a $1B global DTC operation Develop broader global online platform that inspires, empowers and engages the customer Provide a seamless customer experience across all channels Leverage technology & strengthen customer relationship by creating market relevant solutions Increase focus on DTC as growth channel Expand organization, prioritize investment Expand cross- channel business model Integrate online + in- store + mobile, etc. Drive attraction, conversion and retention Build enhanced marketing capabilities

65 Creating Customer Insight 65 Loyalty programs are: Commercial Focused on discounts & points Transactional Expected Common A&F experiences are: Exclusive Exciting Aspirational Unexpected Privileged Cool We are building a cross-channel capability that drives engagement, insight, and personalization

66 Execution Timeline 66 Key building blocks Phase I "Migration" Develop long-term roadmap and build organization Improve technology - re-platforming, re- design, and integration Develop marketing capabilities, (customer database and personalization) Phase II "Acceleration" Increase global presence Create breakthrough customer insights Scale new business models, multichannel and m-commerce Phase III "Differentiation" Fully leverage multi- channel strategy Drive further expansion globally Innovative go-to- market solutions and customer-driven capabilities

67 67 .... create the UNEXPECTED .... reinforce an EMOTIONAL CONNECTION between brand and customer .... be prepared for the next generation - ANTICIPATE CHANGES .... SIMPLIFY to the maximum .... EXCELLENCE IN EXECUTION Success Criteria

2011 Investor Day Tuesday, April 5th